SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X) Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           ( )  Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         EAGLE FINANCIAL SERVICES, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                         EAGLE FINANCIAL SERVICES, INC.
                                  P. O. Box 391
                              Berryville, VA 22611

                    Notice of Annual Meeting of Stockholders

      The Annual Meeting of Shareholders of Eagle Financial Services, Inc., (the "Corporation") will be held on Wednesday, April 21, 1999, at Noon at the John H. Enders Fire Company Social Hall, Berryville, Virginia. The purpose of the meeting shall be as follows:

     1. To elect four (4) directors for terms of three (3) years.

     2. To elect two (2) directors for a term of one (1) year.

     3. To consider and vote upon a proposed amendment to the Corporation's Articles of Incorporation to increase the authorized Common Stock from 1,500,000 shares to 5,000,000 shares.

     4. To transact such other business as shall properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 19, 1999, as the record date for determining the shareholders of the Corporation entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.


                       By order of the Board of Directors,


                              /s/ JOHN R. MILLESON
                               --------------------
                               John R. Milleson
                               Executive Vice President and Secretary/Treasurer

Berryville, Virginia
March 25, 1999

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. SHAREHOLDERS ATTENDING THE MEETING MAY PERSONALLY VOTE ON ALL MATTERS THEN CONSIDERED, AND ANY PROXIES PREVIOUSLY SUBMITTED BY THEM WILL BE REVOKED.

                                 PROXY STATEMENT

                                       OF

                         EAGLE FINANCIAL SERVICES, INC.

                               GENERAL INFORMATION

      This Proxy Statement is being furnished to the shareholders of Eagle Financial Services, Inc. (the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation to be voted at the Annual Meeting of Shareholders to be held on April 21, 1999, at Noon at the John
H. Enders Fire Company Social Hall, Berryville, Virginia, and at any adjournment thereof.

      The cost of solicitation of proxies and preparation of proxy materials will be borne by the Corporation. Solicitations of proxies will be made by use of the United States mail and may be made by direct or telephone contact by employees of the Corporation. Brokerage houses and nominees will be requested to forward the proxy materials to the beneficial holders of the shares held of record by these persons, and the Corporation will reimburse them for their reasonable charges in this connection. Shares represented by duly executed proxies in the accompanying form received by the Corporation prior to the meeting and not subsequently revoked will be voted at the meeting. The approximate date on which this proxy statement, the accompanying proxy card and Annual Report to Shareholders (which is not part of the Corporation's soliciting materials) are being mailed to the Corporation's shareholders is March 25, 1999.

      The purposes of the meeting are to elect directors, vote upon a proposed amendment to the Corporation's Articles of Incorporation to increase authorized Common Stock and to vote on such other business, if any, that may properly come before the meeting or any adjournment. The Corporation does not know of any other matters that are to come before the meeting. If any other matters are properly presented for action, the persons named in the accompanying form of proxy will vote the proxy in accordance with their best judgment. Each outstanding share of the Corporation's Common Stock is entitled to one vote on all matters submitted to shareholders at the meeting. There are no cumulative voting rights.

      Where a shareholder directs in the proxy a choice with respect to any matter that is to be voted on, that direction will be followed. If no direction is made, proxies will be voted in favor of the election of the directors and in the best judgment of Messrs. Jones, Gilpin and Vinson on such other business, if any, that may properly come before the meeting or any adjournment. Any person who has returned a proxy has the power to revoke it at any time before it is exercised by submitting a subsequently dated proxy, by giving notice in writing to the Secretary of the Corporation, or by voting in person at the meeting.

      The close of business on March 19, 1999, has been fixed as the record date for the meeting and any adjournment. As of that date, there were approximately 1,420,288 shares of Common Stock outstanding. As of the record date, and on the date hereof, no person was known by the Corporation to own beneficially more than 5% of the outstanding shares of the Corporation's Common Stock. The directors and executive officers of the Corporation beneficially own in the aggregate 140,611.1567 shares of the Corporation's Common Stock, representing 9.90% of the amount outstanding on the date hereof.

                              ELECTION OF DIRECTORS

      The Board of Directors of the Corporation is structured into three classes with one class elected each year to serve a three-year term. All nominees are currently members of the Board. All have consented to be named and have indicated their intent to serve if elected. Those nominees receiving the greatest number of votes shall be deemed elected even though they may not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a director. The directors who are nominated for a three-year term at this year's meeting are Messrs. John D. Hardesty, John F.
Milleson, Jr., Lewis M. Ewing and Thomas T. Byrd. The directors who are nominated for a one-year term at this year's meeting are Mary Bruce Glaize and James R. Wilkins, Jr., to complete the terms vacated by the retirement of Messrs. Garland M. Canter and Carlton L. Emmart.

                 AMENDMENT TO THE ARTICLES OF INCORPORATION of
                       EAGLE FINANCIAL SERVICES, INC.
            TO INCREASE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

       The Board of Directors of Eagle Financial Services, Inc. (the "Corporation") has unanimously approved, and recommends to the shareholders that they adopt, an amendment to Article III, Section 1 of the Articles of Incorporation that would increase the authorized Common Stock, par value $2.50 per share, from 1.5 million to 5 million shares. The amendment would not increase the number of authorized shares of Preferred Stock, par value $10.00 per share.

      Of the 1.5 million currently authorized shares of Common Stock, 1,420,288 shares were issued and oustanding as of February 15, 1999. The additional shares of Common Stock for which authorization is sought would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. No holder of Common Stock has any preemptive rights. The Corporation has no plans for the issuance of any shares of Common Stock at the present time.

Purposes and Effects

      The Board of Directors believes that an increase in the number of shares of authorized Common Stock would benefit the Corporation and its shareholders by giving the Corporation needed flexibility in its corporate planning and in responding to developments in the Corporation's business, including possible acquisition transactions, stock splits or stock dividends and other general corporate purposes. Having such authorized shares available for issuance in the future would give the Corporation greater flexibility and allow shares of its Common Stock to be issued without the expense and delay of a special shareholders' meeting.

      Unless otherwise required by applicable law or regulation, the shares of Common Stock authorized will be issuable without further shareholder action and on such terms and for such consideration as may be determined by the Board of Directors. The Board of Directors could use the additional shares of Common Stock to discourage an attempt to change control of the Corporation, even though a change in control might be perceived as desirable by some shareholders, by selling a substantial number of shares of Common Stock to persons who have an agreement with the Corporation concerning the voting of such shares, or by distributing Common Stock, or rights to receive such stock, to the shareholders. The Board of Directors, however, has no present intention of issuing any shares of Common Stock or rights to acquire Common Stock for such purposes, and there are no arrangements with any person for the purchase of shares of Common Stock in the event of an attempted change of control. The authorization of additional shares of Common Stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of the present shareholders of the Corporation. However, to the extent that shares are subsequently issued to persons other than the present shareholders and/or in proportions other than the proportion that presently exists,such issuance could have a substantial dilutive effect on present shareholders.

Vote Required

      In order for it to be adopted, it must be approved by the holders of more than two-thirds of the shares of Common Stock present or represented by properly executed and delivered proxies at the Annual Meeting. (Abstentions and broker shares voted as to any matter at the Annual Meeting will be included in determining the number of shares present or represented at the Annual Meeting. Broker shares that are not voted on any matter at the Annual Meeting will not be included in determining the number of shares present or represented at the Annual Meeting.)

      The Board of Directors recommends that the shareholders vote in favor of this proposal.

Information Concerning Directors, Nominees and Executive Officers

          The following table sets forth, as of February 15, 1999, certain information with respect to the directors, nominees for directors, and executive officers of the Corporation.


   Name, Age and Year
 First Became Director or                                      Shares of
Officer of the Corporation    Principal                      Common Stock      Percent
   or previously the        Occupation For                   Beneficially         of
 Bank of Clarke County     Past Five Years                      Owned           Class
----------------------     ---------------                   ------------      -------
Lewis M. Ewing             President and CEO of the
Age 64                     Corporation; President and CEO,
Director since 1984        CEO, Bank of Clarke County        13,188.3861 (1)(2)    .93

John D. Hardesty           Partner/Manager, John O.
Age 67                     Hardesty & Son, a dairy farming
Director since 1963        operation; Chairman of the
                           Board of the Corporation,
                           Chairman of the Board,
                           Bank of Clarke County                  10,640 (1)       .75

Marilyn C. Beck            President, Lord Fairfax
Age 59                     Community College
Director since 1995                                                1,120 (1)       .08

Thomas T. Byrd             President and Publisher
Age 52                     Winchester Evening Star, Inc.
Director since 1995                                                5,300 (3)       .37

Thomas T. Gilpin           President, Lenoir City Real
Age 45                     Estate Investment
Director since 1986                                          42,890.9048 (1)      3.02

J. Fred Jones              Retired Insurance Executive
Age 73
Director since 1969                                               12,820 (1)       .90

John F. Milleson, Jr.      Chairman of the Board,
Age 70                     Loudoun Mutual Insurance Co.
Director since 1979                                               16,421 (1)      1.16

Robert W. Smalley, Jr.     President and CEO, Smalley
Age 47                     Package Co., Inc.
Director since 1989                                           5,946.9135 (1)       .42

Randall G. Vinson          Pharmacist, Owner Berryville
Age 52                     Pharmacy
Director since 1985                                          10,545.2942 (1)       .74

Mary Bruce Glaize          Homemaker
Age 43
Director since 1998                                             504.1045           .03

    Name, Age and Year
 First Became Director or                                      Shares of
Officer of the Corporation    Principal                      Common Stock      Percent
   or previously the        Occupation For                   Beneficially         of
 Bank of Clarke County     Past Five Years                      Owned           Class
----------------------     ---------------                   ------------      -------
James R. Wilkins, Jr.      President, Wilkins'
Age 53                     ShoeCenter, Inc.
Director since 1998                                           9,177.7757 (1)       .65

John R. Milleson           Executive Vice President,
Age 42                     Treasurer and Secretary of
Officer since 1985         the Corporation; Executive
                           Vice President and Chief
                           Administrative Officer,
                           Bank of Clarke County              9,065.8506 (1)(2)    .64

Daisy W. McDonald          Vice President of the
Age 56                     Corporation; Vice President,
Officer since 1985         Bank of Clarke County              2,405.2119 (2)       .17

James W. McCarty, Jr.      Vice President and Chief
Age 29                     Financial Officer of the
Officer since 1995         Corporation; Vice President
                          and Chief Financial Officer,
                           Bank of Clarke County                585.7154 (1)(2)    .04

Directors and executive
Officers as a group (14)                                    140,611.1567          9.90

------------------------

(1) Includes shares held jointly with spouse and/or as custodian under the Virginia Uniform Gifts to Minors Act and/or as trustee under the terms of certain trusts.

(2) Amounts include shares of the Corporation's Common Stock allocated to participants and held in trust under the Bank of Clarke County Employee Stock Ownership Plan (the "ESOP Plan") as of December 31, 1997. As of such date, the ESOP Plan held 64,620 shares of Common Stock, or 4.55% of the total number of such shares outstanding. Of the shares of Common Stock held in the ESOP Plan, 13,303.3688 shares were held for the accounts of executive officers. Each participant in the ESOP Plan has the right to instruct the trustees of the ESOP Plan with respect to the voting of shares allocated to his or her account. The trustees, however, may use their discretion in voting any shares for which they received no instruction.

(3) Includes shares held by Winchester Evening Star, Inc., where the director is an executive officer of that corporation.

        On December 31, 1998, there were 14 individuals in the director and executive officer category, which includes eleven directors and four officers, one of whom (the President) is also a director and three of whom are not directors.

        John F. Milleson, Jr., a director of the Corporation, is the father of John R. Milleson, Executive Vice President, Treasurer and Secretary of the Corporation, and first cousin of Daisy W. McDonald, Vice President of the Corporation.

Board and Committee Meetings of the Corporation

        During 1998, the Board of Directors of the Corporation held six meetings. The Corporation has no standing Committees.

        The directors of the Corporation also serve as directors of the wholly-owned subsidiary, the Bank of Clarke County (the "Bank"). The Bank's Board held twelve meetings in 1998, plus one planning conference. During 1998 each director attended greater than 75% of the aggregate number of meetings of both Board of Directors and the Bank's Board committees of which he or she was a member. The Bank's Board has established the following committees: Loan, Audit, Personnel, Marketing and Trust. There is no nominating committee of the Board of Directors.

        The Loan Committee met twenty-six times to review the Bank's lending practices. The committee consists of Messrs. Jones, Byrd, Smalley and Ewing.

     The Personnel Committee consists of Messrs. Smalley, Ewing and Dr. Beck. This committee met twice in 1998 to review and monitor personnel activities in the Bank, including compensation.

        The Audit Committee met three times in 1998 to review the work of the Audit Department and to follow up on the examinations performed by the external auditors and the regulatory authorities. This committee consisted of Messrs. Jones, Smalley, Byrd and Dr. Beck.

     The Trust Committee met fourteen times in 1998. The committee is composed of Messrs. Gilpin, Vinson, Ewing and Milleson. The purpose of the Trust Committee is to monitor the activities of the Trust Department of the Bank.

     The Marketing Committee met four times in 1998. The committee is composed of Messrs. Milleson, Vinson, Ewing, Wilkins and Mrs. Glaize. The committee meets to review the activities of the Marketing Department of the Bank.

Cash Compensation

        The Corporation did not pay any cash compensation to the executive officers of the Corporation in 1998.

        The following table shows the aggregate cash and cash equivalent compensation paid by the Bank for the years ended December 31, 1998, 1997 and 1996 to the Chief Executive Officer.

                           SUMMARY COMPENSATION TABLE

                                           Annual Compensation
                                          ---------------------
                                                               (e)
       (a)                                                 Other Annual
    Name and            (b)         (c)           (d)      Compensation
 Principal Position    Year       Salary($)    Bonus($)(1)    ($)(2)
 ------------------    ----       --------     ----------     ------
Lewis M. Ewing,        1998       118,500         --             --
 President and CEO     1997       112,000         --             --
                       1996       105,300         --             --


                                      Long-Term Compensation
                                      ----------------------
                                         Awards            Payouts
                                         ------            -------
                                    (f)          (g)
                                 Restricted   Securities     (h)           (i)
        (a)                         Stock     Underlying     LTIP       All Other
     Name and           (b)       Awards(s)    Options/     Payouts    Compensation
 Principal Position    Year          ($)        SARs(#)       ($)          ($)
 ------------------    ----          ---        -------       ---          ---
Lewis M. Ewing,        1998           --           --         --          21,786 (3)
President and CEO      1997           --           --         --          21,786
                       1996           --           --         --          21,578

-------------------------------

(1) The Company does not maintain a bonus plan.

(2) The aggregate of this compensation does not exceed the lesser of $50,000 or 10% of the total salary and bonus for the named executive.

(3) Includes contributions of $840 to the 401(k) Savings Plan and $20,946 to the Executive Supplemental Income Plan.

              Directors in 1998 each received $5,000 as compensation for services as director plus a per meeting fee of $50 for each committee meeting attended.

Option Grants

          The Corporation does not grant options to its executive officers.

Compensation Pursuant to Plans

     The Bank maintains certain plans that provide, or may provide, additional compensation to current executive officers, directors and other employees of the Bank. These plans include the Employee Retirement Plan, the ESOP Plan, 401-(k) Savings Plan and the Executive Supplemental Income Plan. The Corporation does not have any such plans for its officers, directors and employees.

Employee Retirement Plan

     Effective March 1, 1953, the Bank adopted a non-contributory, tax qualified employee retirement plan (the "Retirement Plan") for employees of the Bank who have been employed for six months prior to any January 1 and who are at least 20 1/2 years old. The Retirement Plan was substantially amended effective March 1, 1987. Under its existing terms, benefits are based on an employee's average compensation during his or her employment. The Retirement Plan provides for 20% vesting upon completion of three years of service and 20% for each additional year of service up to 100%, for early retirement at age 55 and 10 years of vested service and for the payment of certain annuity benefits to the surviving spouse of an employee. Because the Retirement Plan is a defined benefit plan under which benefits vary with years of service, average annual salary and age at retirement, the costs under the plan are not included in the foregoing cash compensation table. The 1998 cost to the Bank under the plan represented 3.57% of total compensation, including overtime and bonuses. Assuming that Mr. Ewing retires at the normal retirement age of 65, it is estimated that his annual retirement benefit will be $21,984 based on current compensation.

Employee Stock Ownership Plan

     In 1987, the Bank established the ESOP Plan to provide additional retirement benefits to substantially all employees. Contributions under the ESOP Plan are at the Bank's discretion, and are allocated according to each participant's compensation relative to total compensation. Vesting is the same as for the Retirement Plan. The contributions are made to the Bank of Clarke County Employee Retirement Trust to be used to purchase the Corporation's Common Stock. The plan was leveraged to the extent that money was borrowed during 1995 to purchase available stock. The debt is guaranteed by the Bank.

401(k) Savings Plan

     The Corporation sponsors a 401(k) savings plan under which eligible employees may choose to save up to 15% of their salary on a pretax basis, subject to certain IRS limits. The Corporation matches 25% (up to 6% of the employee's salary) of employee contributions with the Corporation's Common Stock. The shares for this purpose are provided principally by the Corporation's employee stock ownership plan (ESOP), supplemented, as needed, by newly issued shares. Contributions amounted to $33,175 in 1998, $8,160 in 1997 and $8,160 in 1996, including $840 in 1997, $632 in 1996 and $515 in 1995 for Mr. Ewing.

Executive Supplemental Income Plan

     During 1994, the Executive Supplemental Plan was amended from the 1987 plan. Certain key employees, including Mr. Ewing, will have benefits paid in monthly installments for 15 years following retirement or death while some employees will be paid a lump sum of $4,000 upon retirement. The Plan provides that if employment is terminated for reasons other than death or disability prior to age 65, the amount of benefits would be reduced or forfeited. For Mr. Ewing the age when the benefit begins is age 65 and his annual supplemental salary will be $26,820. The executive supplemental income benefit expense was $43,589 in 1998, $47,590 in 1997 and $38,499 in 1996, based on the present value of the retirement benefits, including $20,946 for Mr. Ewing. The Plan is unfunded. However, life insurance has been acquired on the lives of these employees in amounts sufficient to discharge the obligations thereunder.

Transactions with Management

     The officers, directors, their immediate families and affiliated companies in which they are shareholders maintain normal relationships with the Corporation and the Bank. Loans made by the Bank are made in the ordinary course of business on the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with others, and do not involve more than normal risks of collectability or present other unfavorable features. At December 31, 1998, these persons and firms were indebted to the Bank for loans totalling $3,696,736.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, directors and executive officers of the Corporation and beneficial owners of more than 10% of the Corporation's Common Stock are required to file reports with the Securities and Exchange Commission and the Corporation of their beneficial ownership and changes in ownership of Common Stock.

     Based solely on a review of the forms that were filed and any written representations from reporting persons, the Corporation believes that it complied with all the required forms.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Yount, Hyde & Barbour, P.C. has been selected by the Board of Directors as the independent accountants for the Corporation for the year 1999.

     The firm of Yount, Hyde & Barbour, P.C. has served the Corporation, and the Bank of Clarke County prior to the establishment of the Corporation, since 1979. The independent accountants have no direct or indirect financial interest in the Corporation. Representatives of the firm of Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from the shareholders.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2000 Annual Meeting of Shareholders must cause such proposal to be delivered, in proper form, to the Secretary of the Corporation, whose address is 2 East Main Street, Berryville, Virginia 22611, no later than December 1, 1999, in order for the proposal to be considered for inclusion in the Corporation's Proxy Statement. The Corporation anticipates holding the 2000 Annual Meeting on April 19, 2000.

     The Corporation's Bylaws also prescribe the procedure a shareholder must follow to nominate directors or to bring other business before shareholders' meetings. For a shareholder to nominate a candidate for director or to bring other business before a meeting, written notice must be received by the Corporation not less than 60 days and not more than 90 days prior to the date of the meeting. Based on an anticipated meeting date of April 19, 2000 for the 2000 Annual Meeting of Shareholders, the Corporation must receive such notice no later than February 20, 2000 and no earlier than January 21, 2000. If shareholders receive notice less than 70 days prior to the meeting or public disclosure of the meeting date is made less than 70 days prior to the meeting, written notice must be received by the Corporation not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was made or such public disclosure was made.

     Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving notice. Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor, and other specific matters.


                     ANNUAL REPORT AND FINANCIAL STATEMENTS

     THE CORPORATION'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR 1998 FILED WITH THE COMMISSION, EXCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO JOHN R. MILLESON, SECRETARY OF THE CORPORATION, WHOSE ADDRESS IS 2 EAST MAIN STREET, BERRYVILLE, VIRGINIA 22611.


                                  OTHER MATTERS

     Management is not aware of any matters to be presented for action at the meeting other than as set forth herein. If any other matters properly come before the meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.


                             By Order of the Board of Directors
                             John R. Milleson
                             Executive Vice President, Secretary and Treasurer

March 25, 1999

                         EAGLE FINANCIAL SERVICES, INC.
        Proxy for 1999 Annual Meeting of Shareholders Solicited on behalf of the Board of Directors

     The undersigned hereby constitutes and appoints Messrs. J. Fred Jones, Randall G. Vinson and Thomas T. Gilpin, or any one of them, attorneys and proxies, with the power of substitution in each, to act for the undersigned with respect to all of the Corporation's Common Stock of the undersigned at the Annual Meeting of Shareholders to be held at the John H. Enders Fire Company Social Hall on Wednesday, April 21, 1999, at Noon.

1.  Election of Directors [ ] For all nominees listed [ ] Withhold  authority to
    a) For a Three (3)        below (except as marked     vote for all nominees
       Year Term              to the contrary).

         John D. Hardesty, John F. Milleson, Jr., Lewis M. Ewing, Thomas T. Byrd

    b) For a One (1) Year Term

         Mary Bruce Glaize, James R. Wilkins, Jr.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.)

2.  Proposal  to  amend  the  Corporation's       For  Against  Abstain
    Articles of Incorporation  to  increase       [ ]    [ ]      [ ]
    the authorized Common Stock from
    1,500,000 shares to 5,000,000 shares.


2. To vote in accordance with their best judgment on such other business, if any, that may properly come before the meeting.

    This proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be voted for the nominees for election of directors listed in item l.

                        Please sign and date on the back.


                              Please sign your name(s) exactly as registered.


                              --------------------------------------------------


                              --------------------------------------------------

                                                                          , 1999
                              --------------------------------------------
                              Please date when you sign



PLEASE RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE